Exhibit 10.6.4

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Amendment No. 21

To the

WorldView3 Instrument Purchase Agreement #60151

This Amendment No. 21 (“Amendment”) to WorldView 3 Instrument Purchase Agreement #60151 (the “Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., a Delaware corporation with its principal offices located at 1447 St. Paul Street, Rochester, New York, 14621 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or ITT, as appropriate, and “Parties” means DigitalGlobe and ITT.

WHEREAS, DigitalGlobe and ITT entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposal (“ECP”) (Reference ITT Exelis Proposal 13-116 – [**Redacted**] dated April 2, 2013—included as Attachment #1):

Problem:

BATC changed the [**Redacted**] than was used for WV2. The current configuration needs to be modified so that the [**Redacted**]. BATC confirmed the change in part number and design, which were only recently communicated to Exelis.

Scope:

ITT Exel is tasks covered by Contract Modification #21 shall include re-design of the [**Redacted**]. ITT Exelis will use the current [**Redacted**]. Effort shall include an update of [**Redacted**].

The WV3 Instrument to Spacecraft ICD rev D shall be updated by BATC to show the [**Redacted**].

Price: The [**Redacted**] modification is $18,000.

Payment Milestone:

Add Milestone #157: [**Redacted**]—Completion in April 2013.

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SUMMARY

The value for these ECPs is $18,000, outlined in the following table:

Change #	Change Description	$
021	[**Redacted**]	$18,000.00

	TOTAL	$18,000.00

Contract Value Summary

Previous Contract Value	$168,812,033.00
ECPs	$18,000.00

New Contract Value	$168,830,033.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment No. 21 is hereby executed and agreed to by DigitalGlobe and ITT Exelis and shall be binding and effective as of the last date executed below.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**]	/s/ Neal T. Anderson
Signature	Signature
Name: [**Redacted**]	Name: Neal T. Anderson
Contract Officer	Title: V.P., Technology Development
Date: April 18, 2013	Date: April 18, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Attachment 1

ITT Exelis is Proposal 13-116 – [**Redacted**]

Dated April 2, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ITT EXELIS

[**Redacted**]
Contract Manager
ITT Space Systems, LLC Rochester. New York 4606
[**Redacted**]
[**Redacted**]
[**Redacted**]

April 2, 2013

DigitalGlobe, Inc. Sent via e-mail to:

[**Redacted**]

Subject: Proposal 13-116 – [**Redacted**]

Dear Jim:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (Exelis) is submitting this [**Redacted**] proposal associated with the [**Redacted**] (details attached to cover).

Contract

[**Redacted**]—$18,000

Period of Performance

This activity will be incorporated in the existing Master Program Schedule

Payment Terms

This proposal is subject to a mutually agreed milestone payment being added to the current Program Milestone Payment schedule.

Exelis would like to proposal the following milestone payments:

•	#157: [**Redacted**] – April 2013 ($18,000)

Payment terms are net 30 days from the date of the invoice.

U.S. Export Law, as contained in the International Traffic in Arms Regulations (ITAR), is applicable to the information provided with the finished optics. This technical information is not to be placed in the public domain, exported from the U.S., given to any foreign person in the U.S. or re-exported without the prior specific written authorization of Exelis, Inc. and the U.S. Department of State. Any ITT Space Systems, LLC agreement to provide technical data, defense services, and/or hardware to any foreign party under this contract is contingent upon receipt of proper U.S. Government export authorizations. In the event a license permit it cannot be obtained to export the product and/or data included in this order, or it is later revoked, this order is null and void and of no effect.

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ITT EXELIS

ITT Space Systems, LLC appreciates the opportunity to provide this proposal. Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[**Redacted**]

[**Redacted**]

Contract Manager

ITT Space Systems, LLC

Rochester, New York 14606

[**Redacted**]

[**Redacted**]

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ITT EXELIS

WV3—Revision of [**Redacted**]

Problem:

Ball changed the [**Redacted**] than was used for WV2. The current configuration needs to be modified so that the [**Redacted**].

BATC confirmed the change in part number and design, which were not communicated to Exelis.

[**Redacted**]

Scope:

Tasks required include re-design of [**Redacted**]. Exelis will use current

[**Redacted**]. Effort also includes update of [**Redacted**].

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Modification No. 22

To the

WorldView3 Instrument Purchase Agreement #60151

This Modification No. 22 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC, (since renamed ITT Exelis LLC) a Delaware corporation with its principal offices located at 1447 St. Paul Street, Rochester, New York, 14621 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposal (“ECP”) (Reference ITT Exelis Proposal 13-157 – [**Redacted**] dated April 26, 2013- included as Attachment #1):

Problem:

Due to rework of the DPU, DigitalGlobe wishes to add [**Redacted**].

Scope:

Contractor shall add [**Redacted**]. The powerpoint charts contained in Attachment 1 document the additional [**Redacted**] as discussed during a telecom held on April 18th 2013.

Price: The [**Redacted**] for this modification is $72,000.

Period of Performance: This added testing will occur in April and shall be completed no later than May 31, 2013.

Payment Milestone:

This activity will result in one (1) additional milestone.

Milestone #158- Completion of [**Redacted**]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SUMMARY

The value for this ECP is a [**Redacted**] of $72,000, outlined in the following table:

Change#	Change Description	$
022	[**Redacted**]	$72,000.00

	TOTAL	$72,000.00

Contract Value Summary

Previous Contract Value	$168,830,033.00
ECP	$72,000.00

New Contract Value	$168,902,033.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 22 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**]	/s/ Neal T. Anderson
Signature	Signature
Name: [**Redacted**]	Name: Neal T. Anderson
Contract Manager	Title: V.P., Technology Development
Date: May 1, 2013	Date: April 30, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 1

ITT Exelis Proposal13-157- [**Redacted**].

Dated April 26, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ITT EXELlS

[**Redacted**] Contract Manager ITT Space Systems, LLC Rochester, New York 14606 [**Redacted**] [**Redacted**] [**Redacted**]

April 26, 2013

DigitalGlobe, Inc.

Sent via sharepoint to:

[**Redacted**]

[**Redacted**]

Subject: Revised Proposal 13-157- [**Redacted**]

Dear Jim:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (Exelis) is pleased to submit this [**Redacted**]. The SOW for this effort is attached.

CONTRACT TYPE:

The [**Redacted**] for this task order is $72,000

STATEMENT OF WORK:

ITT Exelis shall add [**Redacted**]. The attached powerpoint charts document the additional [**Redacted**] as discussed during a telecom held on April 18th 2013.

INVOICING/BILLING:

This activity will result in one (1) additional milestone proposed as:

158- Completion of [**Redacted**].

Payment terms are net 30 days from the date of the invoice. A 2% per month charge shall be applied to any payments for any past due balance carried beyond 30 calendar days.

U.S. Export Law, as contained in the International Traffic in Arms Regulations (ITAR), is applicable to the information provided with the finished optics. This technical information is not to be placed in the public domain, exported from the U.S., given to any foreign person in the U.S. or re-exported without the prior specific written authorization of Exelis, Inc. and the U.S. Department of State. Any ITT Space Systems, LLC agreement to provide technical data, defense services, and/or hardware to any foreign party under this contract is contingent upon receipt of proper U.S. Government export authorizations. In the event a license permit cannot be obtained to export the product and/or data included in this order, or it is later revoked, this order is null and void and of no effect.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ITT EXELIS

ITT Space Systems, LLC appreciates the opportunity to provide this proposal. Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[**Redacted**]

[**Redacted**]

Contract Manager

ITT Space Systems, LLC Rochester, New York 14606

[**Redacted**]

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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ITT EXELIS

WV-3 [**Redacted**]

April 18,

2013

[**Redacted**]

ITT Exelis Geospatial Systems [**Redacted**]	2	ITT Exelis Proprietary

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ITT Exelis Geospatial Systems	ITT Exelis Proprietary

WV-3 [**Redacted**]

Proposed [**Redacted**]:

•	[**Redacted**]

•	[**Redacted**]

ITT Exelis Geospatial Systems [**Redacted**]	3	ITT Exelis Proprietary

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ITT EXELIS              WV-3 [**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]

ITT Exelis Geospatial Systems [**Redacted**]	4	ITT Exelis Proprietary

FOIA CONFIDENTIAL TREATMENT REQUESTED

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            WV-3 [**Redacted**]

[**Redacted**]

ITT Exelis Geospatial Systems [**Redacted**]	5	ITT Exelis Proprietary

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Modification No. 23

To the

WorldView3 Instrument Purchase Agreement #60151

This Modification No. 23 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., (since renamed ITT Exelis LLC) a Delaware corporation with its principal offices located at 1447 St. Paul Street, Rochester, New York, 14621 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposal (“ECP”) (Reference ITT Exelis Proposal 11-128 – [**Redacted**], February 4th, 2013 – included as Attachment #1):

Problem:

While considerable analysis and testing has been done during the course of the instrument build, DigitalGlobe desires a fully assembled [**Redacted**].

Scope:

Contractor shall perform a test as described in the ITT Exelis proposal, attachment #1. The [**Redacted**].

Price: The [**Redacted**] for this modification is $145,000. However Exelis agrees to reimburse the [**Redacted**] ($145,000) if test #1 reveals [**Redacted**] per the Success Criteria.

Period of Performance: This added testing will occur before the ship date in late June or July, 2013. As this test is at the request of DigitalGlobe, the contractual delivery date of ATP + 1050 days shall be changed to ATP + 1057 days.

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Payment Milestone:

This activity will result in one (1) additional milestone, Milestone #159 – [**Redacted**] Successfully Complete, which shall be payable after successful test complete in July 2013.

SUMMARY

The value for this ECP is a [**Redacted**] of $145,000, outlined in the following table:

Change #	Change Description	$
023	[**Redacted**]	$145,000.00

	TOTAL	$145,000.00

Contract Value Summary

Previous Contract Value	$168,902,033.00
ECP	$145,000.00

New Contract Value	$169,047,033.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 23 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

ITT Exelis LLC.	DigitalGlobe, Inc.

Signature	Signature

[**Redacted**]	Steve Linn
Name	Name

[**Redacted**]	V.P. Space Systems
Title	Title

May 15, 2013	May 14, 2013
Date	Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Attachment 1

ITT Exelis Proposal 11-128 – [**Redacted**].

Dated February 4th, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**Redacted**]
Contract Officer
ITT Space Systems, LLC
Rochester, New York 14606 [**Redacted**]
[**Redacted**]
[**Redacted**]

February 4, 2013

DigitalGlobe, Inc. Sent via e-mail to:

[**Redacted**]

Subject: Revised Bid #11-128- [**Redacted**]

Dear Jim:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (EXELIS) is pleased to submit this revised [**Redacted**] proposal associated with [**Redacted**].

EXELIS proposes a [**Redacted**] of $145,000. However, EXELIS agrees to reimburse the [**Redacted**] ($145,000) if test #1 reveals [**Redacted**] per the Success Criteria. Reimbursement is conditional on test #1 (Main Test: [**Redacted**]) only. Execution of Test #1 (Main Test: [**Redacted**]) assumes that DG authorizes optimization of the [**Redacted**].

The tests and associated assumptions and exceptions are described as follows:

1)	Main Test: [**Redacted**]

Overview Description

The purpose of this test is to demonstrate at the instrument level that [**Redacted**]. This test is not used to verify requirements, however if the test indicates that some [**Redacted**] and will require further discussion and disposition between Exelis and DigitalGlobe.

General Test Description

For at least the [**Redacted**]. The images shall be saved in case further inspection is required.

Test Procedure and Success Criteria

Testing will be conducted per the process outlined in Appendix A. Success criteria is per this process and is summarized below

•	[**Redacted**].

•	[**Redacted**].

EXELIS PROPRIETARY INFORMATION SYSTEMS

CONFIDENTIAL INFORMATION

[This document is ITAR controlled. Use or disclosure of this information must be handled accordingly].

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Note: For all of the above testing, [**Redacted**].

2)	Shutter Test

Overview Description

The purpose of this test is to demonstrate that the shutter is [**Redacted**]. This test is not used to verify requirements, however if the test indicates that the shutter is [**Redacted**] and will require further discussion and disposition between Exelis and DigitalGlobe.

General Test Description

In the [**Redacted**]. This test includes:

•	Definition of test configuration and requirements

•	Test configuration hardware

•	Setup and deconfiguration of [**Redacted**]

•	Test execution, analysis, and documentation

Test Procedure

1.	[**Redacted**].

2.	[**Redacted**].

3.	[**Redacted**].

4.	[**Redacted**].

[**Redacted**].

Success Criteria

[**Redacted**]. Any significant deviations shall be discussed with DigitalGlobe along with hypotheses for root cause.

3)	[**Redacted**] Test

Overview Test Description

The purpose of this test is to provide DigitalGlobe with data sufficient to characterize the [**Redacted**].

In the [**Redacted**]. This test includes:

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

Test Procedure

1.	[**Redacted**].

2.	[**Redacted**].

EXELIS PROPRIETARY INFORMATION SYSTEMS

CONFIDENTIAL INFORMATION

[This document is ITAR controlled. Use or disclosure of this information must be handled accordingly].

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Success Criteria

This is a characterization test only. This test shall be considered successful when the [**Redacted**] has been delivered to DigitalGlobe.

Proposal Assumptions:

•	If collected data indicates a possible failure to meet a specific Instrument requirement, the issue must be evaluated and dispositioned by Exelis and DigitalGlobe.

•	These tests will be quantitative in that the [**Redacted**].

•	The baseline data for Test #1 will be the [**Redacted**].

•	EXELIS anticipates that these tests (Test #1, Test #2 and Test #3) will occur after the completion of the [**Redacted**].

•	DG will provide EXELIS with the associated [**Redacted**].

•	DG will provide EXELIS with any required [**Redacted**].

Test Conditions:

•	The [**Redacted**].

•	The test data to be provided consists of [**Redacted**].

•	EXELIS will conduct the initial data assessment for each test and will provide the data to DG for their evaluation. EXELIS anticipates that [**Redacted**].

Schedule implications:

•

DigitalGlobe will change the contractual delivery date from ATP + 1050 days to ATP + 1057 days. (See paragraph 3.1.a of the WV3 Statement of Work, document number 10329744). The rationale for this change is based upon our estimate that we will require a minimum of 5 days of critical path time (7 calendar days) to complete all of the test and data analysis activities. This estimate assumes that initial setup of the [**Redacted**].

•	If our analysis of the complete test configuration indicates a [**Redacted**]. If this occurs, DigitalGlobe will work cooperatively with EXELIS to define a mutually agreeable delivery date.

APPENDIX A— DETAILED TEST PROCESSES

Process for WV-3 Instrument [**Redacted**]:

1.	[**Redacted**]

2.	[**Redacted**].

3.	Exelis will perform [**Redacted**].

4.	Exelis will compare the [**Redacted**].

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.	[**Redacted**].

6.	Steps 4 and 5 will determine [**Redacted**].

7.	[**Redacted**].

8.	For all of the above testing, the [**Redacted**].

9.	[**Redacted**].

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**Redacted**]

1.	[**Redacted**]

U.S. Export Law, as contained in the International Traffic in Arms Regulations (ITAR), is applicable to the information provided with the finished optics. This technical information is not to be placed in the public domain, exported from the U.S., given to any foreign person in the U.S. or re-exported without the prior specific written authorization of ITT Space Systems, LLC, a subsidiary of Exelis, Inc. and the U.S. Department of State. Any ITT Space Systems, LLC agreement to provide technical data, defense services, and/or hardware to any foreign party under this contract is contingent upon receipt of proper U.S. Government export authorizations. In the event a license permit cannot be obtained to export the product and/or data included in this order, or it is later revoked, this order is null and void and of no effect.

ITT Space Systems, LLC appreciates the opportunity to provide this proposal. Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[**Redacted**]

[**Redacted**]

Contract Manager

ITT Space Systems, LLC

[**Redacted**]

[**Redacted**]

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification No. 24

To the

WorldView3 Instrument Purchase Agreement #60151

This Modification No. 24 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., (since renamed ITT Exelis LLC) a Delaware corporation with its principal offices located at 1447 St. Paul Street, Rochester, New York, 14621 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Engineering Change Proposal (“ECP”) (Reference ITT Exelis Proposal 12-504- [**Redacted**], Phase 2, dated January 21st, 2013- included as Attachment #1):

Background:

Contractor had planned to [**Redacted**] independently. While this approach has worked fairly well in the past, this WV3 Telescope is far more complicated from a [**Redacted**] standpoint. Thus DigitalGlobe requested that some effort be expended to determine if a more [**Redacted**] could be done. Thus a Statement of Work was developed between DigitalGlobe and the Contractor and a proposal generated. Contract Modification 19 funded initial planning and development (Phase 1) and this modification funds actually performing that test (phase 2).

Scope:

Contractor shall perform tests as described in the ITT Exelis proposal, Phase 2, attachment #1. The entire WV3 assembled [**Redacted**] and tests done to verify operation.

Price: The [**Redacted**] for this modification is $682,000.

Period of Performance: This added testing will occur before the ship date in late June or July, 2013.

Payment Milestone:

This activity will result in two (2) additional milestones:

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Milestone #160 – [**Redacted**]—$600,000 —testing complete

Expected completion: July 2013

Milestone #161[**Redacted**]—$82,000—shall be billable when all testing, analysis, thermal model updates, final model delivery, Consent to break review, and delivery of technical documentation, as is described in the proposal, has been done. Expected completion date: September 2013

SUMMARY

The value for this ECP is a [**Redacted**] of $682,000, outlined in the following table:

Change#	Change Description	$
024	[**Redacted**] Phase 2	$682,000.00
	TOTAL	$682,000.00

Contract Value Summary

Previous Contract Value	$169,047,033.00
ECP	$682,000.00
New Contract Value	$169,729,033.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 24 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

ITT Exelis LLC.	DigitalGlobe, Inc.

Signature	Signature

[**Redacted**]	Steve Linn
Name	Name

[**Redacted**]	V.P. Space Systems
Title	Title

May 16, 2013	May 14, 2013
Date	Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 1

ITT Exelis Proposal 12-504 – [**Redacted**] Proposal January 21st, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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[**Redacted**] Contract Manager ITT Space Systems, LLC Rochester, New York 14606 [**Redacted**] [**Redacted**] [**Redacted**]

January 21, 2013

DigitalGlobe, Inc. Sent via

e-mail to:

[**Redacted**]

Subject: Proposal12-504- [**Redacted**] Proposal Revised 1/18/2013

Reference: [**Redacted**] Statement of Work (SOW) dated 1/18/2013

Dear Jim:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (Exelis) is pleased to submit this [**Redacted**] proposal associated with the [**Redacted**]. This revision incorporates a rewritten statement of work entitled [**Redacted**] dated 1/18/2013, and reduces the price of Phase 2 commensurate with the reduction in test duration.

The revised SOW is based on the SOW delivered to Exelis by DigitalGlobe on 1/14/2013. To facilitate your review, updates made to the DG document by Exelis have been highlighted in blue font. The SOW includes a schedule integrating [**Redacted**]. This schedule demonstrates [**Redacted**] of slack against the [**Redacted**] original contract delivery date.

Contract

[**Redacted**]—$1,600,000

Phase 1—$918,000

Phase 2—$ 682,000

Period of Performance

Phase 1 of this effort starts at Authorization to Proceed, assumed on January 21, 2013, and includes all planning, design, material procurements, procedures, scripting, manufacturing instructions, and pre-test thermal modeling and analysis. Phase 1 also includes delivery of the [**Redacted**] and the Test Plan Review meeting with DigitalGlobe.

Phase 2 of this effort, assumed to start on April 18th 2013, includes shipping, [**Redacted**]. Phase 2 also includes the [**Redacted**].

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Payment Terms

This proposal is subject to a mutually agreed milestone payments being added to the current Program Milestone Payment schedule.

Exelis would like to proposal the following milestone payments:

Phase 1

•	[**Redacted**]
•	[**Redacted**]

Phase 2

•	[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Payment terms are net 30 days from the date of the invoice. A 2% per month charge shall be applied to any payment carried beyond 30 calendar days.

U.S. Export Law, as contained in the International Traffic in Arms Regulations (ITAR), is applicable to the information provided with the finished optics. This technical information is not to be placed in the public domain, exported from the U.S., given to any foreign person in the U.S. or re-exported without the prior specific written authorization ofExelis, Inc. and the U.S. Department of State. Any ITT Space Systems, LLC agreement to provide technical data, defense services, and/or hardware to any foreign party under this contract is contingent upon receipt of proper U.S. Government export authorizations. In the event a license permit cannot be obtained to export the product and/or data included in this order, or it is later revoked, this order is null and void and of no effect.

ITT Space Systems, LLC appreciates the opportunity to provide this proposal. Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[**Redacted**]

Contract Manager

ITT Space Systems, LLC

Rochester, New York 14606

[**Redacted**]

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Statement of Work

WV-3 [**Redacted**]

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to the Exelis Inc., or a third party whom Exelis may have a legal obligation to protect such information from unauthorized disclosure, use, or duplication. Any disclosure, use, or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as Exelis has otherwise agreed in writing. All copies of this document are the sole property of Exelis and will be returned promptly upon request.

[**Redacted**]

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED	2

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Table of Contents

1. Task Objectives	3
2. [**Redacted**]	3
2.1. [**Redacted**]	3
2.2. [**Redacted**]	3
2.3. Functional Checks	3
3. [**Redacted**]	3
4. Test Limitations & Constraints	4
4.1. Units Not Present During Test	4
4.1.1. [**Redacted**]	4
4.1.2. [**Redacted**]	4
4.2. Units Present But Not Operated During Test	4
4.2.1. [**Redacted**]	4
4.2.2. [**Redacted**]	4
4.2.3. [**Redacted**]	4
4.2.4. [**Redacted**]	4
4.3. Limited Use of Redundant Electronics	4
5. Technical Approach	5
5.1. Design & Analysis	5
5.2. Test Thermal Telemetry	5
5.3. STE Requirements & Fabrication	5
5.4. Test Support	5
5.5. Test Approach	5
5.6. Model Correlation	6
6. Reviews and Deliverables	6
6.1. Test Plan Review (Phase 1)	6
6.2. Test Readiness Review (TRR) (Phase 2)	6
6.3. Consent to Break (CTB) Review (Phase 2)	6
6.4. Deliverables	6
7. Facility and Schedule	6
8. Schedule	6
8.1. Phase 1	6
8.2. Phase 2	6
8.3. Critical Path Impact	6
8.4. Integrated Schedule	7

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED	3

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.	Task Objectives

The task objectives are [**Redacted**].

2.	[**Redacted**]

The [**Redacted**] test will have three main parts:

2.1. [**Redacted**]

This is the main portion of the test that provides the majority of data needed for post-test model correlation. The [**Redacted**] will be determined during Phase 1.

2.2. [**Redacted**]

[**Redacted**]

2.3. Functional Checks

Limited functional checks will be performed [**Redacted**].

3.	[**Redacted**]

The test data will be used to [**Redacted**]

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED	4

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.	Test Limitations & Constraints

4.1. Units Not Present During Test

4.1.1. [**Redacted**]

[**Redacted**]

4.1.2. [**Redacted**]

[**Redacted**]

4.2. Units Present But Not Operated During Test

4.2.1. [**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

4.2.2. [**Redacted**]

[**Redacted**]

4.2.3. [**Redacted**]

[**Redacted**]

4.2.4. [**Redacted**]

[**Redacted**]

4.3. Limited Use of Redundant Electronics

[**Redacted**]

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED	5

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**Redacted**]

5.	Technical Approach

The following sections provide an overview of our technical approach:

5.1. Design & Analysis

[**Redacted**]

[**Redacted**]

[**Redacted**]

5.2. Test Thermal Telemetry

[**Redacted**]

[**Redacted**]

5.3. STE Requirements & Fabrication

All required STE is included in the scope of this task, [**Redacted**].

5.4. Test Support

[**Redacted**]

5.5. Test Approach

[**Redacted**]

[**Redacted**]

A Consent-to-Proceed huddle will be held with the test team at the end of the [**Redacted**].

[**Redacted**]

[**Redacted**]

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED	6

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**Redacted**]

Figure 1: [**Redacted**]

[**Redacted**]

[**Redacted**]

5.6. Model Correlation

After the [**Redacted**].

6.	Reviews and Deliverables

6.1. Test Plan Review (Phase 1)

A test plan review will be held no later than [**Redacted**] to test execution. The test plan must be mutually agreed to by Exelis and DigitalGlobe before test execution.

6.2. Test Readiness Review (TRR) (Phase 2)

A TRR will be held [**Redacted**].

6.3. Consent to Break (CTB) Review (Phase 2)

A CTB review will be held at the [**Redacted**]. Consent to Proceed huddles will be held with the test team at key transition points in the test to gain agreement to move between defined test conditions.

6.4. Deliverables

A test plan shall be delivered to DigitalGlobe as part of Phase 1. [**Redacted**] will be delivered to DigitalGlobe as part of Phase 2.

7.	Facility

The [**Redacted**] will be conducted in our [**Redacted**]. At this time, this chamber is capable, operational and available for this test.

8.	Schedule

8.1. Phase 1

Phase 1 of this effort starts at [**Redacted**] and the Test Plan Review meeting with DigitalGlobe.

8.2. Phase 2

Phase 2 of this effort, assumed to start on [**Redacted**]. Phase 2 also includes the TRR, Consent to Break review, and delivery of updated thermal technotes.

8.3. Critical Path Impact

The [**Redacted**].

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED	7

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.4. Integrated Schedule

Figure 2 displays the [**Redacted**], and includes a column designating line items as Phase 1 or Phase 2. Integration of [**Redacted**].

[**Redacted**]

Figure 2: [**Redacted**]

EXELIS PROPRIETARY INFORMATION

SYSTEMS CONFIDENTIAL INFORMATION

[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Modification No. 25

To the

WorldView3 Instrument Purchase Agreement #60151

This Modification No. 25 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., (since renamed ITT Exelis LLC) a Delaware corporation with its principal offices located at 1447 St. Paul Street, Rochester, New York, 14621 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Specification Update to Revision 8- included as Attachment #1):

Scope:

Multiple changes based on further definition from testing or capabilities, has been agreed upon between the Parties. These changes are spelled out in the Specification change section of the Specification Revision 8 document.

Price: The [**Redacted**] for this modification is zero dollars.

Period of Performance: Specification Revision 8 shall become the ruling technical document form this date forward or until a new revision is agreed upon. Specification Revision 8 supersedes all previous revisions.

Payment Milestone:

No new payment Milestones are included in this revision.

SUMMARY

The value for this Specification Revision is outlined in the following table:

Change#	Change Description	$
025	Specification Revision 8	$0.00

	TOTAL	$0.00

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Contract Value Summary

Previous Contract Value	$169,047,033.00
Specification Revision 8	$0.00
New Contract Value	$169,047,033.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 25 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

ITT Exelis LLC.	DigitalGlobe, Inc.

Signature	Signature

[**Redacted**]	Steve Linn
Name	Name

[**Redacted**]	V.P. Space Systems
Title	Title

May 16, 2013	May 14, 2013
Date	Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 1

Specification Revision 8

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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WorldView-3 Instrument

Specification

Document #	10329742
Revision #	8.0
Release Date	8 May 2013
Prepared by	Paul Scott
Approved by	Keith Constantinides

[**Redacted**]

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to DigitalGlobe™, to its subsidiaries, or to a third party to whom DigitalGlobe may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Change Record

Revision	Date	Sections	Description of Change
1.0	8/24/2010	All	Initial Release

2.0	9/23/2010	2.2.2	Eliminated reference to Nextview on Contamination Control Implementation Plan for WV-3 and replaced TBD with document number. Added WV-3 SSS 1553 Command List to Contractor Documents list.

		3.1.4 3.3.1 3.3.11.1 3.3.11.3 3.3.11.4 3.3.11.5 3.3.12.2 3.3.12.3 3.4.1.2 3.4.2.3 3.4.3.1 3.4.4.3 3.5.2 3.6.3 3.7.1.4 3.9.7 3.9.11.4.1 4.7

Change [**Redacted**]

Changed [**Redacted**]

Decreased [**Redacted**]

Increased [[**Redacted**]

Changed number [**Redacted**]

Dropped [**Redacted**]

Increased [**Redacted**]

[**Redacted**]

[**Redacted**]

Added TBR [**Redacted**]

Maximum [**Redacted**]

Added TBR [**Redacted**]

States and state [**Redacted**]

Replaced previous paragraph with reference [**Redacted**]

Added TBR [**Redacted**]

[**Redacted**]

Eliminated [**Redacted**]

Removed the A from 3.4.2.1, 3.4.2.2, and 3.4.2.3. Added T to 3.4.2.2, 3.4.2.3, 3.9.11.1.3.1 and 3.9.11.1.3.2. Removed T from 3.5.4.1.

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Revision	Date	Sections	Description of Change
3.0	1/14/2011	2.2.3 3.1.1 3.1.4 3.2.2.2 3.2.2.3 3.2.2.4 3.3.7 3.3.11.5 3.4.2.3 3.4.4.1 3.4.4.3 3.5.2 3.6.3 3.7.1.4 3.9.10 3.9.11.1.8 3.9.11.2 3.9.11.4.1 3.9.11.17.3 4.6.5.8.1 4.6.5.10 4.6.5.10.1 4.6.5.10.2 4.7

[**Redacted**]

Changed block diagram to include [**Redacted**]

Change [**Redacted**]

Added [**Redacted**]

Revised [**Redacted**]

Added word “Any” to beginning of d)

Revised [**Redacted**]

Revised [**Redacted**]

Removed [**Redacted**]

Replaced [**Redacted**]

Removed TBR, [**Redacted**]

Removed TBR [**Redacted**]

Removed TBR [**Redacted**]

Remove TBR and [**Redacted**]

Reworded [**Redacted**]

Included [**Redacted**]

Revised [**Redacted**]

Deleted [**Redacted**]

Corrected [**Redacted**]

Added entry to [**Redacted**]

Made this section a title only and put content into new 4.6.5.10.1

Added this section to include content from previous 4.6.5.10 and [**Redacted**]. Corrected [**Redacted**]

New paragraph entitled [**Redacted**]

Changed entry in [**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Revision	Date	Sections	Description of Change
4.0	5/4/2011	2.1.1

2.2.1

2.3

3.2.2.2

3.3.9 and its
subparagraphs

3.4.3.1

3.5.5

3.9.4.3

3.9.11.2

3.9.11.3.1

3.9.11.4.4

3.9.11.4.5

3.9.11.10

3.9.11.11

3.9.11.15.1

3.9.11.15.4

3.9.11.15.5

3.9.11.15.6

3.9.11.17

3.9.11.17.1

3.9.11.17.2

3.9.11.17.3

4.6.5.7.3

4.6.5.9

4.6.5.10.1

4.6.5.10.2

4.6.5.12

4.7

Changed [**Redacted**]

Added [**Redacted**]

Clarified that this document is obsolete.

Inserted word [**Redacted**]

New content replacing Reserved

Minor [**Redacted**]

Deleted reference to removed section [**Redacted**]

Deleted section

Added new entry to [**Redacted**]

Added words [**Redacted**]

Replaced section with reference to ICD

Replaced section with reference to ICD

Changed title to remove [**Redacted**]

Deleted content, changed title to Reserved

Changed [**Redacted**]

Added sentence requiring DG approval for non-standard parts. Removed sentence regarding mission non-critical parts

Clarified “plastic parts” to mean plastic encapsulated electronic parts.

Extensively revised.

Extensively revised.

Removed first sentence. Added [**Redacted**] to second sentence

Removed first sentence.

Removed first sentence.

Added 2 sentences at end.

Modified wording of first paragraph to [**Redacted**]

Added clarification to performance parameters [**Redacted**]

Retitled and revised [**Redacted**]

Changed title and text [**Redacted**]

Updated verification matrix due to other changes. [**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Revision	Date	Sections	Description of Change
5.0	10/10/2011	3.3.9.7 3.3.9.8 3.3.9.10 3.3.12.10 3.4.1.1 3.4.1.2 3.4.1.3 3.9.11.1.5 3.9.11.1.7 3.9.11.2 3.9.11.3.1 3.9.11.1.11.2 3.9.11.10 4.6.5.7.2 4.6.5.10.2 4.7

Increased value to [**Redacted**]

Increased [**Redacted**]

Refined voltage range [**Redacted**]. Changed section title.

Corrected and clarified wording of specification

Clarification added to [**Redacted**]

Updated [**Redacted**]

New section for [**Redacted**]

Changed [**Redacted**]

Changed [**Redacted**]

Removed [**Redacted**]

Added [**Redacted**]

Changed [**Redacted**]

Added further clarifications [**Redacted**]. Retitled.

Specified workmanship testing [**Redacted**].

Extensive re-write to account for the [**Redacted**]

Added entry for new paragraph 3.4.1.3 [**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Revision	Date	Sections	Description of Change
6.0	10/31/2011	Global

3.1.1

3.2.1.4

3.2.1.12

3.2.1.13

3.2.1.14

3.2.2.2

3.2.2.3

3.3

3.4.1.2

3.4.3

3.4.3.1

3.5.1

3.5.2

3.5.3

3.5.4.1

3.5.4.2

3.6.1

3.9.1.1

3.9.1.2

3.9.7

3.9.11.2

3.9.11.3.1

3.9.11.5

3.10 and all
subparagraphs

4.6.5.8.1

4.6.5.8.4

4.6.5.10.3

4.7

Labeled requirements that refer only to the main instrument only as Main and those [**Redacted**]

Added new information about [**Redacted**]

Added requirement to cover [**Redacted**]

Changed table to include [**Redacted**]

Added TBD purge fitting for [**Redacted**]

New paragraph for [**Redacted**]

New paragraph for [**Redacted**]

Minor updates to account for [**Redacted**]

Minor updates to account for [**Redacted**]

Text added to clarify scope of section with regard to Main and [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

New requirements added for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

New [**Redacted**]

Supplemented to account for [**Redacted**].

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Revision	Date	Sections	Description of Change
7.0	7/19/2012	Throughout

2.2.1

2.2.1,
3.3.9.1,
3.3.9.3,
3.3.9.4, and
3.3.9.6

3.2.1.12

3.2.1.13

3.2.2.2

3.3.8

3.3.9.4.1

3.3.9.4.2

3.3.11.5

3.3.12.2

3.3.12.3

3.4.1.3

3.5.2

3.5.4.1

3.5.5

3.8.4

3.10.3

3.9.11.2

3.9.11.3.1

3.10.1

3.10.9.6

3.10.12

4.6.5.7.2

4.7

Fixed formatting errors introduced by Word version change.

Added Reference for [**Redacted**]

Changed title of [**Redacted**]

Removed TBD and [**Redacted**]

Corrected nominal [**Redacted**]

Removed (TBR) in item d.

Removed paragraph [**Redacted**]

Changed [**Redacted**]

Changed [**Redacted**]

Deleted [**Redacted**]

Extensively revised to [**Redacted**]

Clarified applicability [**Redacted**]

Add exception (c) [**Redacted**]

Changed terminology in Tables [**Redacted**]

Modified paragraph to refer to new [**Redacted**]

Separated Operating Cycle requirements for Main and [**Redacted**]

Added [**Redacted**]

Corrected typo. Changed [**Redacted**]

Clarified definition of Max Operational Range of [**Redacted**]. Removed TBRs for max operational and survival temperatures [**Redacted**]

Changed to allow for new [**Redacted**]

Changed table reference from 3.3.11-2 to 3.10.10-1.

Relaxed tolerance on [**Redacted**]

Added [**Redacted**]

Added “no greater than” to sweep rate.

Added lines for new items omitted from Rev. 6.0 and fixed formatting issues.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Revision	Date	Sections	Description of Change
8.0	5/8/2013	Change Record

3.2.1.15

3.3.9.10

3.4.1.1

3.4.1.2

3.5.2

3.5.3 and 3.5.4

3.5.4.2

3.9.11.2

3.9.11.3.1

3.9.11.5.2

3.9.11.6

3.10.20

3.10.31

4.6.5.7.1

4.6.5.8.1

4.6.5.10.1

4.6.5.10.2

4.6.5.10.3

4.6.6.1

4.6.6.3

4.7

Fixed change box for Rev. 7.0 for 3.2.1.12, 3.2.1.13, and 3.2.2.2

New section to specify alignment cube.

Changed to show minimum and maximum voltage verification for shutter testing.

Modified [**Redacted**].

Updated Table 3.4.1-1 per agreement. Made FPU values for reference only. Updated Table 3.4.1-4 to account for [**Redacted**].

Added clarifying phrases to Table 3.5.2-2. Revised transition times in Table 3.5.2-4 and removed TBRs.

Corrected formatting error which caused the last bullet of 3.5.3 to become a part of the title of 3.5.4

Deleted extraneous 3.10.10 from b. Replaced “With” with “and with”.

Updated Table 3.9.11-8 and Rationale/Info table to correct DPU and PSU interface temperatures, add separate row for RCSS, and revise values for AUX FPU, with test agreements in footnote.

Update to Table 3.9.11-9 for [**Redacted**].

Removed explicit analysis reporting requirement.

Updated obsolete web link

Corrected typo. Moved extraneous [**Redacted**] at beginning to correct location.

Revision of requirement to more accurately state need.

Added sentence to the end of fourth paragraph to allow for [**Redacted**]with DG approval.

Added words to Table 4.6.5-1, under [**Redacted**]

Updated item d to allow [**Redacted**]. Updated test modulations in Table 4.6.5-2.

Updated to allow [**Redacted**].

Updated item d to include reference to the new Table 3.9.11-10a. Updated item e to allow [**Redacted**].

Sentence added to allow reduced test matrix.

Reduced number of [**Redacted**].

Added [**Redacted**]. Removed T from 3.10.1